Proxy Statement Pursuant to Section 14(a)
                    of the Securities
                    Exchange Act of 1934
Filed by the Registrant [  ]
Filed by a party other than the Registrant
[X]

Check the appropriate box:



[ ] Preliminary proxy statement
[X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-
11(c)
or
Rule 14a-12



     Smith Barney Precious Metals and Minerals
      Fund Inc. (Name of Registrant as Specified in its Charter)

                 Caren Cunningham
       Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),
14a 6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy
pursuant
to
Exchange Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act
Rules
14a6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:


    (2) Aggregate number of securities to which
transactions applies:
   (3) Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule
0 11:1
    (4) Proposed maximum aggregate value of
    transaction: [   ] Check box if any part of
    the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
 (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.
SMITH BARNEY MUTUAL FUNDS


November 6, 1995

Dear Valued Shareholder:

An Important Notice About the Smith Barney
Precious Metals and Minerals Fund Inc.

We would like to inform you of two proposals that have recently been reviewed and unanimously endorsed by the Board of Directors concerning the Smith Barney Precious Metals and Minerals Fund Inc.

First, the Board has proposed that the Fund enter into a new management agreement with Smith Barney Mutual Funds Management Inc. in place of the Fund's existing investment advisory, subinvestment advisory and administration agreements. Currently, the Fund has separate agreements with Smith Barney
Strategy Advisers Inc., Lehman Brothers Global
Asset Management Limited, and Smith Barney
Mutual Funds Management Inc. ("SBMFM"),
respectively.

At the time of the Fund's inception, Lehman
Brothers Global Asset Management Limited was the Fund's investment adviser and was an integral part of Shearson Lehman Brothers Inc.
("Shearson Lehman").  However, since Lehman
Brothers separated from Shearson Lehman in July, 1993, the Fund has become an integral part of the Smith Barney Mutual Fund family and as such, we believe the Fund would benefit by being advised by Smith Barney's asset management team.

It is important to note that, if the proposed agreement is approved, SBMFM would provide all necessary investment advisory and administration services to the Fund at a single fee which is significantly less than the aggregate fees incurred under the current agreements.

Second, the Board has proposed that the Fund's investment objective be broadened to permit investments in natural resource companies.
These are companies that own or process
natural resources such as precious metals, other minerals, water, timberland, etc., or sources of energy such as oil, natural gas, coal, uranium, etc. Currently, the Fund is restricted to investments in precious metal and mineral securities, gold and gold bullion.
While these investments usually do well in weak securities markets, they often underperform during stock market rallies.
Therefore, while we would continue to invest a significant percentage of the Fund's assets in gold and other precious metals, expanding the Fund's investment objective to permit investments in natural resources would present considerable opportunities. By broadening the sectors in which it can invest, the Board believes the Fund should be able to diversify its risks to a greater extent and offer better overall performance.
If the change in the Fund's investment
objective is approved, the name of the Fund will be changed to the "Smith Barney Natural
Resources Fund Inc." and it is anticipated that the Fund will be reclassified as a "natural resources" fund rather than as a "gold oriented" fund by Lipper Analytical
Services, Inc., or similar independent
entities that monitor the mutual fund
industry.
A Special Meeting of Shareholders will be held on December 18, 1995 to consider these proposals. We strongly urge you to participate by reviewing, completing and returning your proxy by December 17, 1995 in the postage-paid envelope provided. For more details about the proposed transaction, please refer to the enclosed proxy statement. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposals.
We thank you for your timely participation and look forward to serving your investment needs with Smith Barney Mutual Funds. If you have any questions, please call your Financial
Consultant who will be pleased to assist you.
Sincerely,



Heath B. McLendon
Chairman of the Board

                    SMITH BARNEY PRECIOUS METALS
                    AND MINERALS FUND INC. 388
                    Greenwich Street
               New York, New York 10013
          NOTICE OF A SPECIAL MEETING OF
               SHAREHOLDERS To Be Held on December
               18, 1995
To the Shareholders of:
SMITH BARNEY PRECIOUS METALS AND MINERALS FUND
   INC.    :
      Notice  is  hereby  given that a  Special
Meeting of Shareholders  of Smith Barney Precious
Metals  and Minerals Fund  Inc. (the "Fund") will
be held at the offices  of  the Fund,  388
Greenwich Street, 22nd Floor, New York, New  York
10013, at    9:30 p.m. on Monday, December 18,
1995     for the following purposes:
     1.   To   approve   or  disapprove  a  new
management
          agreement between the Fund and Smith
          Barney Mutual Funds  Management Inc.
          ("SBMFM") in place of  the Fund's
          existing   investment advisory,
          subinvestment  advisory and
          administration agreements (Proposal 1);
          and

     2.   To  approve or disapprove a proposal to
amend
the
          investment  objective  of  the  Fund
          to permit investments in natural
          resources securities        (Proposal
          2); and

     3.   To  transact  such other business as may
properly
          come   before   the   Special   Meeting
or any
          adjournment(s) thereof.

   The Board of Directors has fixed the close of business on September 27, 1995 as the record date for the determination of shareholders of the Fund entitled to vote at the Special Meeting.

                                    By Order of
the Board of Directors,
                                   Christina T.
                                   Sydor Secretary
November 6, 1995
      SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
SIGN, DATE AND RETURN THE ACCOMPANYING  PROXY
CARD  IN THE ENCLOSED ENVELOPE,  WHICH NEEDS   NO
POSTAGE IF MAILED  IN  THE UNITED   STATES.
INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY
CARD  ARE SET FORTH  ON THE  INSIDE COVER  OF THIS
NOTICE.  IT IS IMPORTANT THAT THE PROXIES BE
RETURNED PROMPTLY.
           INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy
cards may be of assistance to you and avoid the
added time and expense to  the Fund involved in
validating your vote if you fail to sign your
proxy card properly.
     1.   Individual  Accounts:   Sign your name
exactly
as
          it appears in the registration on the
proxy card.
     2.   Joint  Accounts:   Either party may
sign,
but
the
          name  of  the party signing should
          conform exactly to the name shown in
          the registration on the proxy card.
     3.   All   Other  Accounts:    The  capacity
of
the
          individual  signing  the  proxy  card
          should be indicated  unless it is
          reflected in the form  of registration.
          For example:
Registration                  Valid Signature
Corporate Accounts
(1)          ABC        Corp. ABC Corp.
 .............................
 .............
(2)          ABC        Corp. John Doe, Treasurer
 .............................
 .............
(3)   ABC Corp.
      c/o John Doe, Treasurer John Doe
 ................
(4)      ABC   Corp.   Profit John Doe, Trustee
Sharing Plan ...........
Trust Accounts
(1)          ABC        Trust Jane B.
Doe,
Trustee
 .............................
 .............
(2)   Jane B. Doe, Trustee
          u/t/d      12/28/78 Jane B.
Doe
 .............................
 ..
Custodial or Estate Accounts
(1)   John B. Smith, Cust.
      f/b/o John B. Smith, Jr. John B. Smith
UGMA ....
(2)     Estate  of  John   B. John B. Smith, Jr.,
Executor
Smith.......................



     SMITH BARNEY PRECIOUS METALS AND MINERALS
                    FUND INC. 388 Greenwich Street
                  New York, New York 10013 SPECIAL
               MEETING OF SHAREHOLDERS To Be Held
               on December 18, 1995
                  PROXY STATEMENT
    This Proxy Statement is being solicited by
the Board of Directors (the "Board") of Smith
Barney Precious Metals and Minerals Fund Inc. (the
"Fund") for use at a special meeting of
shareholders (the "Meeting") to be held on
December  18, 1995  or  any adjournment  or
adjournments thereof.  The
Meeting will be held at 388 Greenwich Street, New
York, New York  at the time specified in the
Notice of Special Meeting of  Shareholders  and
proxy card that accompany this  Proxy Statement.
Proxy solicitations will be made primarily  by
mail,  but proxy solicitations may be made by
telephone, telegraph  or personal interviews
conducted by officers  and employees of: the Fund;
Smith Barney Inc. ("Smith Barney"),
the  distributor of shares of the Fund;  Smith
Barney Mutual Funds  Management Inc. ("SBMFM"),
the administrator of  the Fund;   and/or  The
Shareholder Services  Group,
Inc.   ("TSSG")    ,  a subsidiary  of  First
Data Corporation         and  the transfer  agent
of the Fund.   The costs  of the  proxy
solicitation and expenses incurred in connection
with  the preparation of this Proxy Statement and
its
enclosures  will be paid  by the Fund. A copy of
the Fund's current annual and  semi-annual reports
are available  upon  request  and without  charge
by writing to the Fund at the  address  set forth
above or by calling toll-free 1-800-224-7523.
    The  Fund  currently issues four classes of
shares of beneficial interest ("Shares"), but for
the purposes of the matters to be considered at
the Meeting, all Shares will  be voted  as  a
single class.  Each Share is entitled  to  one
vote,  and any fractional Share is entitled to a
fractional vote. If  the  enclosed  proxy is
properly executed  and returned  in  time to be
voted at the Meeting,   the Shares represented
thereby will be
voted in accordance  with  the instructions marked
thereon. Unless instructions  to  the contrary are
marked on the proxy,  it will  be  voted  FOR
matters listed in the accompanying Notice of
Special Meeting of Shareholders.  Any shareholder
who has given a proxy has the  right  to  revoke
it at any time prior to its exercise either by
attending the Meeting and voting his or her Shares
in person or by submitting a letter of revocation
or a laterdated proxy to the Fund at the above
address prior  to the date  of  the Meeting. For
purposes  of determining  the presence of  a
quorum  for transacting  business  at  the
Meeting, abstentions and broker "non-votes" (i.e.,
proxies from brokers or nominees indicating that
such persons  have not received instructions from
the beneficial owner or other persons entitled to
vote Shares on a particular matter  with respect
to  which the brokers or nominees  do  not have
discretionary power) will be treated as  Shares
which  are present but  which have not been voted.
For this  reason, abstentions and broker "non-
votes" will have the effect of a "no"  vote for
purposes of obtaining the requisite  approval of a
proposal.
   In  the  event  that a quorum is not  present
at the Meeting,  or  in  the  event that a quorum
is present but sufficient votes to approve the
proposals are not received, the  persons  named
as proxies may propose one  or  more adjournments
of the Meeting to permit
further  solicitation of  proxies.  In determining
whether to adjourn the Meeting, the  following
factors may be considered:  the nature of the
proposals   that are  the subject  of  the
Meeting, the percentage  of  votes  actually
cast,  the percentage of negative  votes  actually
cast, the nature of  any further solicitation
and  the  information  to  be   provided   to
shareholders   with   respect  to  the   reasons
for the
solicitation.  Any adjournment will require the
affirmative vote  of  a  majority  of those Shares
represented  at  the Meeting  in person or by
proxy. A shareholder vote  may  be taken  on  a
proposal prior to any adjournment if sufficient
votes  have been  received
for approval of  that  proposal. Under  the
Fund's By laws,    a     quorum is  constituted
by  the presence  in person or by proxy of the
holders of a majority of  the outstanding Shares
of the Fund entitled to vote  at the Meeting.
     The Board has fixed the close of business on
September 27,  1995  as  the  record  date
("Record Date") for  the determination of
shareholders of the Fund entitled to notice
of  and  to  vote  at  the  Meeting.  On  the
Record
Date, 3,406,966.072  Shares of the Fund were
outstanding. As  of the Record Date, to the
knowledge of the Fund and the Board, no  single
shareholder or "group" (as that term is  used  in
Section  13(d)  of the        Securities Exchange
Act  of  1934) beneficially
owned more than 5% of the outstanding Shares of
    the Fund.
  As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding Shares of any class of the Fund.

 As of the Record Date, no shares of Smith Barney or its ultimate parent corporation, Travelers Group
Inc., were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act ")).

 In order that your Shares may be represented at the Meeting, you are requested to:

      --   indicate your instructions on the
enclosed
proxy
card;

     --  date and sign the proxy card;

      --   mail  the  proxy  card promptly  in
the
enclosed envelope, which requires no postage if mailed in the United States;

     -- allow sufficient time for the proxy card to be received on or before 5:00 p.m., December 15, 1995

   As a corporation formed under the laws of the
State of Maryland,   the  Fund  is  not  required
to hold annual shareholder  meetings  but  may
hold special meetings  as required  or  deemed
desirable. As indicated  above,
the
Meeting  is  being  called to approve or
disapprove a   new investment  advisory agreement
and to amend
the
investment objective of the Fund.

The Board recommends an affirmative vote on
Proposals 1    and 2.
PROPOSAL 1:TO  APPROVE  OR  DISAPPROVE A  SINGLE
           MANAGEMENT AGREEMENT  BETWEEN  SMITH
           BARNEY
MUTUAL   FUNDS MANAGEMENT  INC. AND THE FUND, IN
PLACE  OF  THE FUND'S   CURRENT ADVISORY, SUB
ADVISORY
           AND
            ADMINISTRATION AGREEMENTS.
      For  the  reasons described below under  the
caption, "Evaluation by the Board and Reasons for
the Proposal,"  the Board   has   determined,
subject  to approval   by
the
shareholders of the Fund, to enter into a single
management agreement  (the "Proposed Agreement")
between the  Fund  and SBMFM  in  place of the
Fund's current investment  advisory, sub-
investment advisory and administration
agreements
(collectively,   the "Current Agreements").
Under the
Proposed Agreement, the Fund would pay a single
fee at the annual rate of 0.75% of the Fund's
average daily net assets. Under the Current
Agreements, the
Fund pays fees
totaling an aggregate  annual rate of 0.95% of the
Fund's average  daily net  assets.  Accordingly,
under the Proposed Agreement  the Fund  would pay
0.20% less per annum for the same  level  of
services.
     If  approved  by shareholders, the Proposed
Agreement would  commence on December 18, 1995,
and continue initially for  a  two-year period.
Thereafter, the Proposed Agreement would
automatically continue for successive annual
periods, provided  such continuance is approved at
least annually  by (a)  a majority of the Board
members who are not "interested persons" of the
Fund and (b) a majority of the full Board or a
majority of the outstanding voting securities of
the Fund, as defined in the 1940 Act.
The Current Investment Adviser, Sub-Investment
Adviser and Administrator
   The Fund is currently advised by Smith Barney
Strategy Advisers  Inc. ("SBSA"), pursuant to an
investment advisory agreement  dated  June  20,
1994 (the  "Current Advisory
Agreement").   SBSA,  located at 388 Greenwich
Street, New York,  New  York   10013,  is a wholly
owned subsidiary  of Smith Barney Holdings Inc.
("Holdings"). Holdings, in turn, is  a  wholly
owned subsidiary  of Travelers  Group  Inc.
("Travelers"), a  diversified financial  services
holding company engaged, through its subsidiaries
in four        business segments:   Investment
Services,
Consumer Finance Services, Life  Insurance
Services and Property    &      Casualty
Insurance Services. SBSA, through predecessor
entities, has  been  in the investment counseling
business since  1968  and is  a registered
investment  adviser.   SBSA renders investment
advice to investment companies that had aggregate assets under management as of August 31, 1995 in excess of $3.1 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, SBSA manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies. For investment services rendered pursuant to the Current Advisory Agreement, the Fund pays SBSA a monthly fee at the annual rate of 0.75% of the value of the Fund's average daily net assets.
During the period from November 31, 1993 until June 20, 1994, the Fund paid LBGAM, the Fund's previous investment adviser, $376,967 in investment advisory fees. For the period from June 21, 1994 through October 31,
1994, the Fund paid SBSA $216,106 in investment advisory fees. In addition, the
Fund pays the travel and outof-pocket expenses incurred by SBSA personnel to attend meetings of the Fund's Board of Directors.
     The name, address, position with SBSA and principal occupation of each executive officer and director of SBSA are set forth below in the following table.


Name and Address*   Position with SBSA  Principal
                                        Occupation
Heath B.            Chairman of the     Managing
Director
McLendon**          Board of Directors  of Smith
Barney
                    and President       Inc.
Chairman
of
                                        the Board
                                        of the
                                        Smith
                                        Barney
                                        Mutual
                                        Funds.
Lewis E. Daidone**  Director and        Managing
Director
                    Senior Vice         of Smith
Barney
                    President           Inc.
Senior
Vice
                                        President
                                        and Chief
                                        Financial
                                        Officer of
                                        the Smith
                                        Barney
                                        Mutual
                                        Funds.
Michael J. Day      Treasurer           Managing
Director
                                        of Smith
Barney Christina T. Secretary           Managing
Director
Sydor**                                 of Smith
Barney
                                        Inc.
                                        Secretary
                                        of the
                                        Smith
                                        Barney
                                        Mutual
                                        Funds.
___________________________
*   The business address of each person listed
above is 388 Greenwich Street,  New York, New York
10013. **  Also an officer of the Fund.


       Lehman   Brothers  Global  Asset
Management Limited ("LBGAM")  currently  serves as
the  Fund's subinvestment adviser  pursuant  to  a
subinvestment advisory  agreement dated  June 23,
1994        (the "Current  Sub-Advisory
Agreement"). LBGAM is  an investment  adviser
registered under the Investment Advisers Act of
1940, as amended, and is a whollyowned  subsidiary
of     Lehman Brothers Holdings Plc.    , which is
in turn a wholly-owned
subsidiary of Lehman Brothers U.K. Holdings
(Delaware) Inc., a  wholly owned  subsidiary of
Lehman Brothers Holdings Inc. ("Lehman Brothers").
Prior to May 31, 1994, LBGAM was an  indirect
subsidiary  of  American Express Company through
American Express  Company's ownership of a
majority of  the  voting stock   of Lehman
Brothers. LBGAM is  located  at   Two Broadgate,
London,  EC2M 7HA,
United  Kingdom  and Lehman Brothers  is  located
at    3   World Financial  Center, 200 Vesey
Street    , New York, New York 10285.  LBGAM
renders investment advice to investment companies
with total  assets under management, as of August
31, 1995, in excess of $  3.2 billion.   Pursuant
to the Current Sub-Advisory Agreement, LBGAM receives a fee from SBSA paid monthly at the annual rate of 0.375% of the value of the Fund's average daily net assets.
In addition, the Fund pays the travel and out ofpocket expenses incurred by LBGAM personnel to attend meetings of the Fund's Board of Directors. During the fiscal year ended October
31,  1994, SBSA  paid LBGAM $108,058 in
subadvisory fees.
     The name, address, position with LBGAM and principal occupation of each executive officer and director of LBGAM are set forth in the following table.

Name                          Position      with
Global
                              Management and
                              Principal Occupation

Peter Barbieri                Director   of
LBGAM;
Senior
                              Vice   President
                              and Chief Financial
                              Officer
of   the Financial  Services Division and  Asset
Management Division

Pauline Barrett               Director  and Chief
Investment
                              Officer of LBGAM
Philip Howard                 Director of LBGAM
Laura Panayotou               Company  Secretary
and
Chief
                              Administrative
Officer of
                              LBGAM

Aisling O'Duffy*              Portfolio  Manager;
Investment
                              Manager of LBGAM
_______________________
*  Also an officer of the Fund.


      The  principal  business address  of  Lehman
Brothers Holdings Plc., Lehman Brothers U.K.
Holdings Limited and Mr. Howard  is  One
Broadgate, London, EC2M 7HA  England.   The
principal business address of
Global Management, Ms. Barrett and Ms. Panayotou
is Two Broadgate, London EC2M 7HA England. The
principal address  of Lehman  Brothers  U.K.
Holdings (Delaware) Inc.,  Lehman  and  Mr.
Barbieri  is  3 World Financial Center,  200 Vesey
Street,  New  York, New York 10285.
   SBMFM  currently serves as the Fund's
administrator and oversees  all aspects of the
Fund's administration pursuant to  an
administration agreement dated April 20, 1994
(the "Current Administration Agreement"). SBMFM,
located
at  388 Greenwich  Street, New York, New York
10013, is  also  a wholly-owned  subsidiary of
Holdings. For  administration services
rendered   under              the   Current
Administration
Agreement,  the Fund pays SBMFM a monthly fee at
the annual rate  of               0.20% of the
value of the
Fund's average daily  net
assets.  In  addition, the Fund pays the travel
and out ofpocket  expenses  incurred  by  SBMFM
personnel to attend meetings  of the Fund's Board
of Directors. For
the  fiscal year  ended  October  31, 1994, the
Fund paid  The  Boston Company  Advisors, its
previous administrator, and SBMFM  an aggregate
administration fee of $158,152.
Brokerage Arrangements
      In  selecting brokers or dealers to execute
portfolio transactions on behalf of the Fund, SBSA
and LBGAM seek  the best overall terms available.
In assessing the best overall terms available for
any transaction, SBSA and LBGAM consider the
factors they deem relevant, including the breadth
of the market  in the
security, the price of  the  security,  the
financial condition and execution capability of
the broker or dealer and the reasonableness of the
commission, if any, for the specific transaction
and on a continuing basis. In
addition,  the Current Advisory and Sub-Advisory
Agreements authorize SBSA and LBGAM, respectively,
in selecting brokers or  dealers  to  execute  a
particular transaction  and  in evaluating the
best overall terms available, to consider the
brokerage and research services (as those terms
are  defined in Section  28(e) of the Securities
Exchange Act  of 1934) provided to the Fund and/or
other accounts over which  SBSA, LBGAM or  their
affiliates exercise investment  discretion. The
Fund's Board of Directors periodically  reviews
the commissions paid by the Fund to determine if
the commissions paid  over representative periods
of time are reasonable  in relation  to  the
benefits inuring to the  Fund.
It  is possible
that  certain  of  the  services  received   will
primarily benefit one or more    other
accounts for which SBSA, LBGAM or  their
affiliates   exercise  investment   discretion.
Conversely,  the  Fund  may be the  primary
beneficiary of services  received  as  a  result
of portfolio transactions effected  for  other
accounts. The fees under  the  Current Advisory
and  SubAdvisory Agreements are  not  reduced  by
reason  of the receipt by SBSA and LBGAM of such
brokerage
and research services.
    During  the fiscal year ended October 31,
1994, the Fund paid $287,617 in brokerage
commissions, of which $2,800 was  paid  to Smith
Barney        . For the 1994 fiscal year, Smith
Barney received 1.0% of the brokerage  commissions
paid by the Fund and effected  0.004% of  the
total dollar amount of transactions for  the  Fund
involving the payment of brokerage commissions.
The Proposed Manager
 It  is  proposed that the Fund terminate each  of
the Current Agreements, and in lieu thereof, enter
into a single agreement  with SBMFM.  Under the
Proposed Agreement,  SBMFM would   provide  all
necessary investment   advisory   and
administration services to the
Fund at a single fee which is significantly less than the aggregate fees incurred under the Current Advisory, Sub-Advisory and
Administration Agreements. SBMFM, through predecessor entities, has been in the investment counseling business since 1934 and is a registered investment adviser.
     The name, address, position with SBMFM and principal occupation of each executive officer and director of SBMFM are set forth in the following table.

Name                Position with SBMFM  Principal

Occupation Jessica Bibliowicz* Chief Executive
Executive
Vice
                    Officer              President
of
Smith
                                         Barney
Inc. A. George Saks*                     Director
Executive
Vice
                                         President
                                         ,
                                         Secretary
                                         and Chief
                                         Legal
                                         Officer
                                         of Smith
                                         Barney
                                         Inc.

Bruce D. Sargent*   Director and Vice    Managing
Director
                    President            of Smith
Barney
                                         Inc.
                                         Director
                                         of
                                         Capital
                                         Managemen
                                         t
                                         Division
                                         of Smith
                                         Barney
                                         Inc.

Lewis E. Daidone*   Director             Managing
Director
                                         of Smith
                                         Barney
                                         Inc.
                                         Chief
                                         Financial
                                         Officer
                                         of
                                         the Smith
                                         Barney
                                         Mutual
                                         Funds.
Heath B. McLendon*  President            Managing
Director
                                         of Smith
                                         Barney
                                         Inc.
                                         Chairman
                                         of the
                                         Board of
                                         the Smith
                                         Barney
                                         Mutual
                                         Funds.

Michael J. Day*     Treasurer            Managing
Director
                                         of Smith
                                         Barney
                                         Inc.
Christina T. Sydor* General Counsel and  Managing
                    Director Secretary   of Smith
                    Barney
                                         Inc.
                                         Secretary
                                         of the
                                         Smith
                                         Barney
                                         Mutual
                                         Funds.

John G. Goode**     Portfolio Manager    President
and
Chief
                                         Executive
                                         Officer
                                         of Davis
                                         Skaggs
                                         Investmen
                                         t
                                         Managemen
                                         t
                                            Divisi
                                         on of
                                         SBMFM.</R
                                         >
*  The business address of the officers listed
above is
388 Greenwich Street, New York, New York 10013.
**  John  G. Goode's business address is 1 Sansome
Streeet, San Francisco, California 94104.
 Also an officer of the Fund.


Current Investment Advisory Agreement with SBSA

 SBSA currently serves as investment adviser to the Fund pursuant to the Current Advisory
Agreement which was last submitted to a vote of shareholders of the Fund on June 15, 1994 in connection with terminating the then existing investment advisory agreement with LBGAM and approving the Current Agreement with SBSA (at the same time, the Current SubAdvisory Agreement with LBGAM was approved). Under the Current


       Advisory Agreement's terms, SBSA, subject
to the supervision  of the Fund's Board of
Directors, manages  the Fund's investments  in
accordance  with  the
investment
objectives and policies stated in the Fund's
Prospectus and Statement  of  Additional
Information. As adviser, SBSA supervises  the  sub
investment advisory services currently rendered
by LBGAM, evaluates and makes final determinations
with respect to  investment strategies for  the
Fund and provides the Fund with the benefits of
research capabilities of
the  Smith Barney organization and  provides
executive management for  the  Fund. SBSA receives
a fee  that  is computed daily and paid monthly at
the annual rate of  0.75% of the value of the
Fund's average daily net assets.
   Under the terms of the Current Advisory
Agreement, SBSA bears  all  expenses  in
connection with  its
performance, including the sub-investment advisory
fee payable  to  LBGAM under  the  Current Sub
Advisory Agreement.  Other  expenses incurred in
the operation of the Fund are borne by the Fund,
including:  taxes, interest, brokerage fees and
commissions, if  any; distribution and shareholder
service fees;  fees of the Board   members  who
are not  officers, directors, shareholders, or
employees of Smith Barney, or  any  of its
affiliates; SEC fees and state blue sky
qualification fees; charges of  custodian and
transfer and dividend disbursing agents;  certain
insurance premiums; outside auditing  and legal
expenses;  costs of  investor services  (including
allocable  telephone and personnel expenses);
costs of preparation  and printing of
prospectuses and statements  of additional
information for  regulatory  purposes  and  for
distribution  to shareholders;  costs  of
preparation and printing   of shareholders'
reports;  costs incurred   in connection with
meetings of the shareholders of the Fund and of the officers or the Board of the Fund; and any extraordinary expenses.

Current Sub-Investment Advisory Agreement with
     LBGAM LBGAM currently serves as sub-
     investment adviser to
the Fund  pursuant  to the Current Sub-Advisory
Agreement which was last submitted to a vote of
shareholders of the Fund  on June     23,
1994 in connection with  terminating the  then
existing investment  advisory  agreement  with
LBGAM and approving the Current Advisory Agreement
with SBSA.
       Under  the  Current  Sub-Advisory
       Agreement,
LBGAM, subject  to  the  supervision  of  the
Board and SBSA  as investment adviser, makes
investment decisions for the Fund, places
purchase   and sale orders  for the  portfolio
transactions and provides analytical and research services to the Fund. Pursuant to the Current Sub
Advisory Agreement, SBSA pays LBGAM a sub investment advisory fee of 0.375% of the value of the Fund's average daily net assets.

Proposed Management Agreement with SBMFM

 A  copy of the form of the Proposed Agreement  is
set forth as Appendix    A     to this Proxy
Statement. Under the terms of the Proposed
Agreement, SBMFM, subject to the supervision and
approval of the Board, would provide the Fund with
all the  services rendered under the Current
Advisory  and  SubAdvisory Agreements, as well as
continuing to  provide  the services  it presently
provides under  the  Administration Agreement.
Pursuant
to the Proposed Agreement, SBMFM  would receive a
management fee of 0.75% of the value of the Fund's
average daily  net  assets, a decrease of  0.20%
from
the aggregate  fee of 0.95% that the Fund pays
SBSA, LBGAM and SBMFM under the Current
Agreements.
  Under the terms of the Proposed Agreement, SBMFM
would bear  all expenses in connection with its
performance.    The same operational expenses
borne by the Fund pursuant to the Current Advisory
Agreement     would continue  to  be  borne by
the Fund.   See "Current Investment Advisory
Agreement with SBSA."

 If  in  any fiscal year the aggregate expenses of
the Fund (including fees pursuant to the Proposed
Agreement  but excluding  interest, taxes,
brokerage and, if  permitted  by state securities
commissions, extraordinary expenses) exceed the
expense limitation of any state having
jurisdiction over the Fund, SBMFM will reduce its
management fee to the Fund         to the extent
required by state law. This expense reimbursement,
if any, will be estimated, reconciled and paid on
a monthly basis.
    The Proposed Agreement would remain in effect
pursuant to  its terms for an initial term of two
years from its date of execution and thereafter
for successive periods if and so long  as  such
continuance is specifically approved annually by
(a) the Fund's Board or (b) a vote of a "majority"
(as that  term is defined in the Investment
Company Act of 1940, as  amended  (the "1940
Act")) of the Fund's outstanding voting
securities,  provided that  in either  event
the continuance is also approved
by a majority of the Board who are not "interested
persons" (as defined in the 1940 Act) of any
party to the Proposed Agreement by vote cast in
person at a    meeting  called for the purpose of
voting  on
such approval.  The  Proposed  Agreement is
terminable, without penalty,  on  60 days' written
notice, by the Board  of  the Fund  or  by  a vote
of holders of a majority of the  Fund's shares,
or upon 90 days' written notice  by  SBMFM.  The
Proposed Agreement would terminate  automatically
in  the event of its assignment (as defined in the
1940 Act and  the rules thereunder).
Evaluation by the Board and Reasons for Proposal 1
   On  September 26, 1995, the Board of Directors
   of
the Fund  met  in person at a meeting called for
the purpose  of considering, among other things,
the Proposed Agreement with SBMFM.   The
Directors also considered, at  that   time,
continuation  of the Fund's Current Advisory,  Sub-
Advisory and Administration  Agreements as well
as  other possible alternatives.   After  careful
deliberation, the  Board
of Directors  of the Fund determined to terminate
each of  the Fund's  Current Agreements and to
enter
into the  Proposed Agreement subject to the
approval of shareholders.    In  so doing, the
Board evaluated a
variety of factors.

      First, it considered the fact that at the
time of the Fund's   inception,  LBGAM  (then
acting  as the Fund's investment adviser) had been
an integral part of the  asset management
structure  of Shearson Lehman Brothers,  Inc.
("Shearson Lehman")   and that  this relationship
was fundamentally altered upon the separation of
   the asset management business     from Shearson
Lehman in
July, 1993, when    a substanial portion of such
business and certain other assets were acquired by
Smith Barney.      Prior to that time,  Heath B.
McLendon,  the Fund's chief
executive  officer,  was  in close  contact  with
the LBGAM management team  and,  as  an officer of
Shearson Lehman, was able to participate actively
in decisions regarding  its  management  and
investment philosophies.     Currently, Shearson
Lehman (now Lehman  Brothers Inc.) is    a
completely  separate company and Mr. McLendon no
longer has unrestricted  access to LBGAM.  The
Board noted that this would  not  be  the case,
however, if SBMFM were appointed manager of the
Fund as     Mr. McLendon is Preident of SBMFM,
which      is a wholly owned subsidiary of
Holdings,  the parent company of Smith Barney, of
which  Mr. McLendon is a managing director.
    The  Board  also recognized the fact that,
currently, most  Shares  of  the  Fund are sold
under an arrangement pursuant  to  which  the
Fund's distributor, Smith  Barney, advances the
cost of distribution and seeks to recover  that
cost through a combination of contingent  deferred
sales charges
and distribution  fees  paid  under  a  plan
of
distribution adopted pursuant to Rule 12b-1 under
the 1940 Act.   Smith Barney informed the Board
that this method  of distribution, while
frequently     preferred by investors, was
expensive to the distributor on a current basis
and a distributor would rarely agree to offer its
services under these circumstances to  a  fund
which  it or its affiliates did  not  serve  as
investment adviser.  Prior to July 30, 1993,
Shearson Lehman served as the Fund's distributor
and LBGAM, its affiliate at the  time, served as
the Fund's investment adviser.     As  of
that  date,   however,  the retail brokerage and
investment advisory  businesses (other than LBGAM)
of Shearson  Lehman were transferred to Smith
Barney (known at the time as Smith Barney,  Harris
Upham & Co. Incorporated) and  Smith  Barney was
selected by  the  Board  to  serve  as   the
Fund's distributor. Smith Barney is not affiliated with LBGAM.

The   Board           took  particular  note
that
the
compensation  payable to SBMFM under the Proposed
Agreement would be significantly less than that
paid under the Current Agreements.  For the
fiscal year ended October 31, 1994, the Fund
paid $67,639 in the aggregate pursuant to the
Current Agreements.   For the  same  services
under  the Proposed Agreement, the Fund would
have paid only $53,434 during  the period.
     The Board of Directors also reviewed various
materials regarding SBMFM and LBGAM which
described, among other matters,  their
respective affiliates, senior  personnel,
portfolio managers, analysts, economists and
others, as well as  their methods of operation
and financial conditions.  As part of its
analysis, the Board carefully evaluated (i)  the
quality of  services  SBMFM has provided to  the
Fund as administrator  and is expected to provide
as its investment adviser, (ii) the performance of
the Fund since commencement of  operations,  (iii)
the proposed change in  the  Fund's investment
objective (see Proposal  2 below)   and the
experience of the Davis Skaggs Division of SBMFM
       ,   (iv)  the   history, reputation,
qualification and background of SBMFM, as well as the qualifications of its personnel and financial condition, (v) the investment performance record of the Davis Skaggs Division of SBMFM, and (vi) other factors deemed by the Board to be relevant.

    SBMFM  has  advised  the Board of  Directors
that it expects  there would be no dilution in the
scope and quality of advisory and administration
services provided
to the Fund under the Proposed Agreement.  For the
reasons stated above, the  Board of Directors
believes that the Fund would receive investment
advisory and administration services  under  the
Proposed Agreement equal or superior  to  those
the Fund currently receives  under the  Current
Agreements, at  a significantly lower aggregate
annual fee.
      After carefully evaluating the foregoing
materials and factors,  and  after  meeting  in
executive session with independent  counsel, the
Directors who were not "interested persons" of the
Fund (the "Independent Directors") approved, and
then the  Board as  a         whole approved,
subject
to shareholder
approval,  the
Proposed Agreement with SBMFM substantially in the form of Appendix B to this Proxy
Statement.

Required Vote

       Approval  of  the  Proposed  Agreement
requires the affirmative  vote  of a "majority of
the outstanding voting securities"  of  the  Fund.
The term "majority of         the
outstanding voting securities" of the Fund, as
used in this Proxy  Statement  and  defined in the
1940 Act, means     the affirmative  vote of the
lesser of:  (1)
67%
of the  voting securities of the Fund present at
the
Meeting if  more  than
50%  of the outstanding Shares are present in
person or by proxy  at  the  Meeting;  or  (2)
more  than 50% of the
outstanding securities of the Fund.

   THE  DIRECTORS  OF  THE FUND,  INCLUDING  ALL
OF THE INDEPENDENT  DIRECTORS, RECOMMEND THAT
SHAREHOLDERS OF  THE FUND VOTE "FOR" THE APPROVAL
OF THE PROPOSED AGREEMENT.
PROPOSAL  2:    CONSIDERATION OF AN AMENDMENT OF
           THE FUND'S INVESTMENT OBJECTIVES

    The second proposal to be considered at the Meeting is the amendment of the Fund's investment objective.

Summary of Proposal 2

    Smith Barney and SBMFM have recommended to the
Board that the Fund's investment objective be broadened to permit investment in a wide range of natural resource companies which would include all investments permitted under the Fund's current objective. Under the Board's proposal, the Fund would seek long term capital appreciation by investing primarily in "Natural
Resource Investments"  which are
defined as: (1) equity and debt securities of Companies principally engaged in (a) owning or processing natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products, (b) owning or producing sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass, (c) participating in the exploration and development, transportation, distribution and/or processing of natural resources, (d) owning or controlling oil, gas, or other mineral leases, rights or royalties, (e) providing related services or supplies, such as drilling, well servicing, chemicals, parts and equipment, (f) developing or participating in energy efficient technologies or (g) upgrading or processing of raw commodities into intermediate products; and
(2) gold bullion and gold coins. A company will be considered to be "principally engaged" in a business or an activity if it derives at least 50% of its total revenue from that business or activity.

    In addition, if the change in the Fund's investment objective is approved, the Board would cause the name of the Fund to be changed to the "Smith Barney Natural Resources Fund
Inc."

The  Fund's  Existing  Investment  Objective  and
Principal Investment Policies

     At the present time, the Fund's investment
objective is to  seek long-term capital
appreciation by investing, under normal  market
conditions, at least 65% of its total assets in
"Metals-Related Investments." Metals-Related
Investments are defined  as  (a)  equity
(including  common
stocks, preferred stocks, convertible securities
and warrants) and
debt (including bonds, notes and debentures of
companies and governments) securities of (i)
companies principally engaged in  one or more
business relating to the exploration, mining,
processing or distribution of gold, silver,
platinum, diamonds or other precious metals and
minerals and (ii) companies principally engaged
in financing, managing, controlling  or operating
companies that are so engaged and (b) gold bullion
and gold coins. A company will be
considered "principally engaged" in a  business or
an activity if it derives at least 50% of its
total revenue from that business or activity.  The
Fund's investments in gold bullion and gold coins
are limited to
10% of its total assets. The Fund may, for hedging
purposes, utilize  up to 5% of its assets as
initial margin on futures contracts  for the
purchase and sale of gold and as  premium for
options on such futures contracts. The Fund may
invest in  fixedincome securities that are rated
as low  as  B  by Moody'  s
Investors  Services, Inc. or  Standard  &  Poor's
Corporation or, if unrated, are deemed by the
adviser to be of  comparable quality. The Fund is
currently authorized  to engage  in repurchase
agreement transactions, lend portfolio securities
and enter into short sales against the box.
Proposed Changes to Investment Objectives and
      Policies The  Board  has  proposed that the
      Fund's
investment objective  be  broadened to include
natural resources  and basic  industry
securities. Under the modified  investment
objective  the  Fund would be permitted to  seek
long  term capital appreciation  by investing
primarily  in  "Natural Resource Investments"
   as defined above.
    Under normal market conditions, the Fund will
invest at least 65% of its assets in Natural
Resource Investments.  In addition,  the  Fund may
invest up to 35% of its  assets  in companies  not
in  the natural resources  area,  investment grade
corporate debt securities, U.S. government
securities and, for cash management purposes,
money market instruments. For temporary  defensive
purposes, the Fund may  invest in excess of 35% of
its assets in money market instruments. The Fund
may  utilize up to 10% of its assets to purchase
put options, traded on a regulated exchange, on
securities owned by  the Fund and an additional
10% of its assets to purchase call options on
securities it may own in the future.    Such
options are technically considered derivative
securities.
      In  seeking  its  investment
      objective       ,
the Fund would be able to use a number of
investment strategies. The Fund would be permitted
to use any one or more of a number of strategies
involving options to  seek  to  increase its total
return or to hedge  against movements  in the
equity markets. The Fund would  also  have the
authority,  as it does now, to engage  in
repurchase agreements, lend portfolio securities,
make  short sales against   the box,  purchase
put  and  call options on securities,  purchase
stock index options,
purchase futures contracts  and  related  options
and  engage in
currency exchange transactions.
Principal  Differences  between  Investment
Objectives and Policies.
  The  changes proposed by the Board to be made
to
the Fund's   investment  objectives,  policies
and name
are
generally designed to reflect adjustments in the
elements of the  Fund's investment program. At the
present, the Fund has an  investment  objective of
long-term capital appreciation    by investing
primarily in Metals-Related Investments. Under the Board's proposal, the Fund's objective would be to seek long-term appreciation by investing primarily in Natural Resources Investments as defined above which is a broader category of investments.

  The  Board anticipates that the implementation
of
the proposed   changes  in  the  Fund's
investment objective, policies and name would, in turn, result in the Fund's being classified by Lipper Analytical Services, Inc., or similar independent entities that monitor the mutual fund industry in the United
States, as a "natural resources" fund rather than as a "gold oriented" fund. The Board believes that a natural resources classification would appropriately reflect the Fund's proposed operations.
Evaluation by the Board and Reasons for Proposal 2
      Smith Barney and SBMFM have recommended the change
in the Fund's investment objective and policies described above after a review of the Fund's current holdings of securities, its performance record since the commencement of its investment operations, and current and anticipated market conditions.

      At  present, the Fund is restricted to
investments in precious  metals  and  mineral
securities,  gold  and gold bullion.  These types
of investments are generally perceived as  an
effective means to counteract inflation's
negative impact on one's investment portfolio.
Yet, the very factors that  allow  these
investments  to  perform well  in weak markets,
preclude  them  from performing  well in  strong
markets. Management believes  that  under the
proposed investment  objective, the Fund would be
able to invest  in securities that would have
positive performance during stock market  rallies.
At the same time, however, the Fund  would
continue to  invest a portion of its portfolio in
precious metals  and minerals securities to take
advantage of  down markets.        SBMFM believes
that by broadening the sector in which it can invest, the Fund should be able to diversify its risks to a greater extent and offer better overall performance in both weak and strong stock markets.

     While Management believes a well-diversified
portfolio should   contain   some  percentage  of
precious   metals securities, the Fund's
experience
shows that the  percentage committed exclusively
to these types of securities is  small both  in
relative terms, vis-avis other securities  in  an
individual's portfolio,  and in  real  terms. This
is
demonstrated  by the fact that as of August  31,
1995, the average  account  size in the Fund was
approximately $5,524 whereas  the  average account
size of the other 82 open-end Smith Barney Mutual
Funds was $13,472        . In
part  as a result of this,  the Fund's asset level
has grown at  a very slow rate, less than $3
million dollars over  the 24-month period ended
September 18, 1995.         SBMFM   believes  that
the Fund would attract additional investments by the proposed broadening of the investment objective, which in turn, should enable the Fund to realize certain economies of scale.

Required Vote

     Amendment of the Fund's investment objective
requires a majority  vote of the outstanding
voting securities  of the Fund as defined above.
If the proposal to change the Fund's investment
objective is not approved by shareholders,  the
existing investment
objective and policies of the Fund would continue
unchanged.  If Proposal  2  is   approved   by
shareholders,  the proposed change in the Fund's
investment objective,   policies
and name would  become   effective
concurrently   with  the  effectiveness  of
the Proposed Agreement described in Proposal 1.
THE  DIRECTORS  OF  THE FUND,  INCLUDING  ALL
OF THE INDEPENDENT  DIRECTORS, RECOMMEND THAT
THE SHAREHOLDERS  OF THE  FUND  VOTE "FOR" THE
APPROVAL OF THE PROPOSED AMENDMENT TO THE
FUND'S INVESTMENT OBJECTIVE.
            SUBMISSION OF SHAREHOLDER PROPOSALS
     The  Fund  is not generally required to
     hold
annual or special  shareholders'  meetings.
Shareholders wishing  to submit  proposals for
inclusion in a proxy statement  for  a
subsequent shareholders' meeting should send
their  written proposals  to the Secretary of
the Fund at the address  set forth
on  the cover of this proxy statement.   Shareholder
proposals for inclusion in the Fund's proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such meeting.

                    ANNUAL REPORT

   The Fund will furnish, without charge, a copy of its most recent Annual Report dated October 31, 1994 and its most recent Semi-Annual Report dated
April 30,
1995,  upon request  to the Fund at 388 Greenwich
Street, New York,  New York, 10013, (800) 224-7523,
or by contacting a Smith Barney Financial
Consultant.

      OTHER MATTERS TO COME BEFORE THE MEETING

   The Board does not intend to present any other
business at  the Meeting nor is it aware that any
shareholder intends to  do  so.   If,  however, any
other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

November 6, 1995

IT   IS   IMPORTANT  THAT  PROXIES  BE  RETURNED
PROMPTLY.
SHAREHOLDERS  WHO DO NOT EXPECT TO ATTEND  THE
MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE
AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE
ENCLOSED POSTAGE PAID ENVELOPE.





APPENDIX A
            FORM OF MANAGEMENT AGREEMENT





___________, 1995
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


Dear Sirs:
    Smith Barney    Natural Resources     Fund Inc.
(the "Company"), a  corporation  organized under the
laws  of the  State  of Maryland,  confirms its
agreement with Smith  Barney  Mutual Funds
Management Inc. (the "Manager"), as follows:
     1.   Investment Description; Appointment
    The Company desires to employ its capital by
investing and reinvesting in investments of the kind
and in accordance with  the  investment
objective(s), policies and limitations specified in
its Articles of Incorporation, as amended  from time
to  time  (the "Articles of Incorporation"),  in
the prospectus (the "Prospectus")  and  the
statement   of additional information  (the
"Statement")  filed  with the
Securities and Exchange Commission as part of the
Company's Registration Statement on Form N-1A, as
amended from time to time,  and in the manner and to
the extent as may from  time to time be approved by
the Board of Directors of the Company (the "Board").
Copies of the Prospectus, the Statement  and the
Articles of Incorporation have been or will be
submitted to the Manager.  The Company agrees to
provide copies of all amendments to the Prospectus,
the Statement and the Articles of  Incorporation to
the Manager on an on-going basis.      The
Company desires to employ and hereby appoints the
Manager to act  as  the  Company's  investment
Manager       .  The Manager accepts the appointment
and agrees to furnish the services for the compensation set forth below.

     2.   Services as Investment Manager
      Subject to the supervision, direction and
approval of the  Board of the Company, the Manager
shall: (a) maintain compliance  procedures for the
Company  that it reasonably believes  are
   adequate to ensure the Company's compliance with
    (i) the Investment Company Act of  1940,  as
amended  (the "1940 Act") and the rules        and
the regulations promulgated thereunder and (ii)  the
Company's investment objective(s), policies and
restrictions as stated in the Prospectus and
Statement; (b) make investment  decisions  for the
Company;  (c) place purchase and sale orders for
portfolio transactions for  the Company; (d) employ
professional portfolio managers  and securities
analysts who provide research services  to  the
Company;  and (e)  administer  the Company's
corporate affairs  and, in connection therewith,
furnish  the Company with office facilities and with
clerical, bookkeeping  and recordkeeping services
at  such office  facilities. In
providing  those  services,  the  Manager  will
conduct a continual program  of  investment,
evaluation   and, if
appropriate, sale and reinvestment of the Company's assets.

     3.   Brokerage
     In selecting brokers or dealers to execute transactions on behalf of the Company, the Manager will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provided to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Manager from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting the transaction, if the Manager determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company and/or other accounts over which the Manager or its affiliates exercise investment discretion.

      4.   Information Provided to the Company
      The  Manager  shall  keep the  Company
informed of developments  materially affecting the
Company's
holdings, and shall, on its own initiative, furnish
the Company from time  to time with whatever
information the Manager believes is appropriate for
this purpose.
     5.   Standard of Care
   The Manager shall exercise its best judgment and
act in good faith in rendering the services listed
in paragraphs  2 and  3 above.  The Manager shall
not be liable for any error of  judgment  or mistake
of law or for any loss suffered  by the  Company  in
connection with the matters to  which  this
Agreement relates, provided that nothing in this
Agreement shall be deemed to protect or purport to
protect the Manager against any liability to the
Company or its shareholders  to which the  Manager
would otherwise be subject by reason  of willful
misfeasance, bad faith or gross negligence  on its
part in the performance of its duties or by reason
of  the Manager's  reckless disregard of its
obligations and duties under this Agreement.
     6.   Compensation
      In consideration of the services rendered
pursuant to this  Agreement,  the Company will pay
the Manager on the first  business  day of each
month a fee  for the previous month  at  the  annual
rate of 0.75% of the Company's average daily net
assets. The fee for the period from the Effective
Date (defined below) of the Agreement  to the  end
of the month during which the Effective Date occurs
shall  be prorated according to the proportion  that
such period   bears to
the  full  monthly  period.   Upon
any
termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Company's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     7.   Expenses

     The Manager will bear all expenses (excluding
brokerage costs,  custodian fees, auditors fees
   or other expenses to be borne by the Company) in
connection with  the  performance of its services
under this Agreement    . The Fund will  bear
certain other expenses
to be incurred in its operation, including, but not
limited  to,  investment advisory and  any
administration fees    ; fees for necessary
professional and brokerage services; fees for any
pricing service; the costs of regulatory compliance;
and pro rata costs associated with maintaining  the
Company's legal existence and  shareholder
relations. All other expenses not specifically
assumed  by the Manager hereunder shall be borne by
the Company.
     8.   Reduction of Fee
      If  in  any fiscal year the aggregate expenses
of the Company  (including fees pursuant to this
Agreement and the Company's   administration
agreement, if any, but excluding interest, taxes,
brokerage and extraordinary expenses) exceed the
expense limitation of any  state having
jurisdiction over the Company, the Manager will
reduce its fee to the Company by the proportion of
such excess expense equal  to  the proportion  that
its
fee
thereunder  bears  to  the aggregate of  fees  paid
by the Company for investment management, advice
and administration in  that year, to the extent
required by state law.   A  fee reduction  pursuant
to this paragraph 8,  if  any,  will
be estimated, reconciled and paid on a monthly basis. The Company confirms that, as of the date of this Agreement, no such expense limitation is applicable to the Company.

      9.   Services to Other Companies or Accounts
  The Company understands that the Manager now
  acts,
will continue  to  act  and may act in the future
as investment manager  to  fiduciary and other
managed accounts,  and
as investment  manager  or  adviser  to  other
investment companies, and the Company has no
objection to the Manager's so  acting,  provided
that whenever the Company and  one
or more  other  investment  companies or  accounts
managed
or
advised  by the Manager have available funds for
investment, investments  suitable  and  appropriate
for each  will
be
allocated  in  accordance  with a  formula
believed to be
equitable   to  each  company  and  account.   The
Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Company. In addition, the Company understands that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10.  Term of Agreement
    This Agreement shall become effective
__________, 1995 (the "Effective Date") and shall
continue for an initial twoyear  term  and shall
continue thereafter so long  as  such continuance
is specifically approved at least  annually
by
(i)  the Board of the Company or (ii) a vote of a
"majority" (as  that term is defined in the
Investment Company  Act
of
1940,   as  amended  (the  "1940  Act"))  of  the
Company's
outstanding voting securities, provided that in
either event the  continuance is also approved by a
majority of the Board who  are  not "interested
persons" (as defined in the  1940 Act)  of any
party
to this Agreement, by vote cast in person at  a
meeting  called for the purpose  of  voting  on
such approval.  This Agreement is terminable,
without penalty, on 60  days' written notice, by
the Board of the Company or by
vote  of  holders of a majority of the Company's
shares, or
upon   90  days'  written  notice,  by  the
Manager. This
Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

  If   the   foregoing  is  in  accordance  with
your
understanding,  kindly  indicate  your  acceptance
of this Agreement by signing and returning the
enclosed copy of this
Agreement.
                          Very truly yours,
                            SMITH
BARNEY NATURAL RESOURCES FUND INC.
By:___________________________________
                       Name:
                      Title:
Accepted:

SMITH BARNEY MUTUAL FUNDS MANAGEMENT
INC.


By:______________________________
     Name:
     Title:


VOTE THIS VOTING INSTRUCTION CARD TODAY
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
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SMITH BARNEY PRECIOUS METALS AND MINERALS FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Smith Barney
Precious Metals and Minerals Fund Inc. (the
"Fund"), a Maryland corporation, hereby appoints
Heath B. McLendon, Christina T. Sydor and Caren
Cunningham, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 388 Greenwich
Street, 22nd Floor, New York, New York on December
18, 1995 at 9:30 a.m. and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special
Meeting and Proxy
Statement dated November 6, 1995 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special
Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy.
If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator, trustee, guardian or corporate officer, please give your full title.
Date:


     Signature(s)
     ________________________________________
     (Title(s), if applicable)

 VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..................................................
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Please indicate your vote by an "X" in the
appropriate box below.  This proxy, if properly
executed, will be voted in the manner directed by
the undersigned shareholder.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED IN FAVOR OF
PROPOSALS 1 AND 2.
     1.   TO APPROVE OR DISAPPROVE A NEW
MANAGEMENT
AGREEMENT      BETWEEN THE FUND AND SMITH BARNEY
MUTUAL FUNDS     MANAGEMENT INC. ("SBMFM") IN
PLACE OF THE FUND'S
EXISTING  INVESTMENT     ADVISORY, SUB-INVESTMENT
ADVISORY AND
           ADMINISTRATION AGREEMENTS.
2.   TO APPROVE OR DISAPPROVE A PROPOSAL TO AMEND
THE
INVESTMENT               OBJECTIVE OF THE FUND TO
PERMIT INVESTMENTS IN NATURAL
RESOURCE SECURITIES AND TO CHANGE THE NAME OF THE
FUND TO REFLECT THE AMENDED INVESTMENT
OBJECTIVE.